Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 97 to Registration Statement No. 002-74452 on Form N-1A of our report dated February 19, 2018, relating to the financial statements and financial highlights of BlackRock High Yield V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock Government Money Market V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Total Return V.I. Fund, BlackRock U.S. Government Bond V.I. Fund, BlackRock Advantage U.S. Total Market V.I. Fund, BlackRock Basic Value V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock International V.I. Fund, BlackRock Advantage Large Cap Core V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund and BlackRock Advantage Large Cap Value V.I. Fund and the consolidated financial statements and consolidated financial highlights of BlackRock Global Allocation V.I. Fund, BlackRock iShares Alternative Strategies V.I. Fund and BlackRock iShares Dynamic Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Company”), appearing in the Annual Report on Form N-CSR of the Company, for the year ended December 31, 2017, and to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

April 20, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 97 to Registration Statement No. 002-74452 on Form N-1A of our report dated February 19, 2018, relating to the financial statements and financial highlights of BlackRock Global Opportunities V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), appearing in the Annual Report on Form N-CSR of the Fund for the year ended December 31, 2017, and to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

April 20, 2018